COMPUTATIONAL MATERIALS, COLLATERAL TERM SHEET AND STRUCTURAL

                         TERM SHEET DATED JUNE 11, 1996

           AFC Mortgage Loan Asset Backed Certificates, Series 1996-2
                           $225,000,000 (Approximate)

                               Subject to Revision

DEPOSITOR:          Superior Bank FSB, will deposit into the Trust Fund
                    mortgages loans originated or purchased by the Alliance
                    Funding Division, the Centennial Mortgage Division, or the
                    Statewide Capital Division.

SERVICER:           The Lee Servicing Company division of the Depositor

TRUSTEE:            LaSalle National Bank

UNDERWRITER:        Merrill Lynch & Co. (Lead) and JP Morgan & Co. (Co.)

                                          Ratings                              Beg. Amort.           End Amort.
Class                 Amount            (Moody's/S&P)           WAL            (Mo./Date)            (Mo./Date)
To Maturity:
1A-1                $64,000,000           Aaa/AAA               1.56              1 (7/96)            34 (4/99)
1A-2                $10,000,000           Aaa/AAA               3.05             34 (4/99)            39 (9/99)
1A-3                $24,000,000           Aaa/AAA               4.03             39 (9/99)            59 (5/01)
1A-4                 $9,000,000           Aaa/AAA               5.31             59 (5/01)            69 (3/02)
1A-5                $25,000,000           Aaa/AAA               7.53             69 (3/02)           121 (7/06)
1A-6                $11,000,000           Aaa/AAA              12.78            121 (7/06)           206 (8/13)

To Maturity:
2A-1                $82,000,000           Aaa/AAA               4.23              1 (7/96)           362 (8/26)

To Call:
1A-6                $11,000,000           Aaa/AAA              11.54            121 (7/06)           143 (5/08)
2A-1                $82,000,000           Aaa/AAA               4.05              1 (7/96)           156 (6/09)

CUT-OFF DATE:       June 1, 1996

EXP. PRICING:       Week of June 10, 1996

EXP. SETTLEMENT:    Week of June 17, 1996

STATED FINAL
MATURITY:           September 25, 2027

INTEREST/
PRINCIPAL:          The 25th day of each month (or if such 25th day is not a
                    business day, the next succeeding business day), commencing on July 25, 1996.

SMMEA:              The Class 1A Certificates will not be SMMEA eligible.

                    The Class 2A Certificates will not be SMMEA eligible until such time as the balance of the Adjustable Rate Pool Pre-Funding Account is reduced to zero.

ERISA: The Class 1A and 2A Certificates will not be ERISA eligible until such time as the balance of each respective Sub Pool Pre-Funding Account is reduced to zero.

TAX STATUS:         A REMIC election will be made with respect to certain assets of the Trust.

COLLATERAL:         Sub Pool 1: conventional, fixed-rate mortgage loans secured by first or second liens on one- to four-family residential properties ("Single Family Properties") or residential properties consisting of five or more dwelling units including mixed residential and commercial structures
                    ("Multi-Family Properties") plus Sub-Pool 1 pre-funding account.

                    Sub Pool 2: conventional, adjustable rate mortgage loans secured by first liens on one- to four-family residential properties indexed to 1-Year CMT and 6 Month LIBOR plus Sub-Pool 2 pre-funding account.

CREDIT
ENHANCEMENT:        Overcollateralization including Cross Collateralization of the sub pools, plus 100% FGIC Guarantee of timely receipt of interest on the Class A Certificates and ultimate receipt of principal on the Class A Certificates.

INITIAL
OVERCOLLATERAL-
IZATION: Credit Enhancement with respect to the Class 1A and 2A Certificates will be provided in part by the Initial Overcollateralization Amount for Sub-Pool 1 and Sub-Pool 2 resulting from the sum of each respective Original Sub-Pool Principal Balance and the Original Sub-Pool Pre-Funded Amount exceeding the initial Class A Certificate Principal Balance as of the Closing Date.

CROSS
COLLATERAL-
IZATION: On any Remittance Date prior to the Cross-Over Date on which the Overcollateralization Amount for a Sub-Pool is less than the Required Overcollateralization Amount for such Sub-Pool, the Excess Spread for such Sub-Pool plus the Excess Spread and Excess Principal from the other Sub-Pool, if any, will be used to make additional distributions of principal on the Related Class of Class A Certificates until such Overcollateralization Amount equals the related Required Overcollateralization Amount for such Sub-Pool.

PRE-FUNDING ACCOUNTS:

Original Sub-Pool 1 Pre-Funding Amount: $53,510,393.37 (approximate) Original Sub-Pool 2 Pre-Funding Amount: $31,641,122.34 (approximate)

The Original Sub-Pool 1 and Original Sub-Pool 2 Pre-Funding Amounts will be reduced during the funding period (approx. 2 months) by the amounts thereof used to purchase the related Subsequent Mortgage Loans. Any amount remaining at the end of the Funding Period in Sub-Pool 1 and Sub-Pool 2 Pre-Funding Accounts will be used to prepay principal pro rata to the Class 1 A and Class 2 A Certificates, respectively.

SUPPLEMENTAL INTEREST:

On any Remittance Date through January 25, 1997 or such other date as specified in the Prospectus, Holders of the Class 2A Certificates will be entitled to supplemental payments of interest (the "Supplemental Interest"), pursuant to a Cap Agreement in an amount equal to the excess of (1) the amount of interest calculated at the Class 2A Pass-Through Rate without giving effect to the Available Funds Cap Rate, over (2) the amount of interest otherwise due to the Holders of the Class 2A Certificates calculated at the Class 2A Pass-Through Rate after giving effect to the Available Funds Cap Rate.

INTEREST DISTRIBUTIONS:

Class 1A Certificates:

On each Remittance Date, interest will be paid on each class of the Class 1A Certificates in an amount equal to 30 days' interest at the related Class 1A Pass-Through Rate on the related Class 1A Principal Balance thereof.

Class 1A                Interest
Certificate              Accrual            P-T Rate            Settlement
1A-1                  Actual/360         Variable(1)           W/O Accrued
1A-2                      30/360               Fixed            W/ Accrued
1A-3                      30/360               Fixed            W/ Accrued
1A-4                      30/360               Fixed            W/ Accrued
1A-5                      30/360               Fixed            W/ Accrued
1A-6(2)                   30/360               Fixed            W/ Accrued

(1) Interest will accrue at the Class 1A-1 Pass-Through Rate from the preceding Remittance Date (or from the Closing Date in the case of the first Remittance
Date) to and including the day prior to the current Remittance Date on the outstanding principal balance of the Class 1A-1 Certificates. The Class 1A-1 Pass Through Rate will be equal to the lesser of (1) One-Month LIBOR plus [ ]%,
(2) the weighted average of the Sub-Pool 1 Mortgage Rates minus the sum of, with respect to Sub-Pool 1, (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and (c) the rate at which premiums are payable to the Certificate Insurer (approximately 0.81%), and (3) 10% or such other rate as specified in the Prospectus.

(2) Interest will accrue at the lesser of the Class 1A-6 Pass-Through Rate and the weighted average of the Sub-Pool 1 Mortgage Rates minus the sum of, with respect to Sub-Pool 1, (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated, and (c) the rate at which premiums are payable to the Certificate Insurer (approximately 0.81%).

Class 2A-1 Certificates:
Prior to the availability of the 5% clean-up call:

On each Remittance Date, interest will accrue at the Class 2A-1 Pass-Through Rate from the preceding Remittance Date (or from the Closing Date in the case of the first Remittance Date) to and including the day prior to the current Remittance Date on the outstanding principal balance of the Class 2A-1 Certificates. All calculations of interest on the Class 2A-1 Certificates will be computed on the basis of the actual number of days elapsed in the related interest period and in a year of 360 days. The Class 2A-1 Pass-Through Rate will be equal to the least of (1) [ ]% (the "Class 2A-1 Cap Rate"), (2) One-Month LIBOR plus [ ]% and (3) the weighted average of the Sub-Pool 2 Mortgage Rates minus the sum of, with respect to Sub-Pool 2, (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated, (c) the rate at which premiums are payable to the Certificate Insurer and (d) with respect to Remittance Dates occurring on the twelfth Remittance Date, 0.65% per annum, the thirteenth Remittance Date, 0.70% and thereafter, 0.85% (the "Available Net Funds Cap Rate").

The Class 2A-1 Pass-Through Rate will increase on and after the date on which the 5% clean-up call becomes available but is not exercised, subject to the Available Net Funds Cap Rate.

PRINCIPAL DISTRIBUTIONS:

The Class 1A Certificates:

The Class 1A Certificates will receive payments of principal from the Sub Pool 1 Mortgage Loans as follows: first to the Class 1A-1 Certificates until their respective Certificate Balance has been reduced to zero; second to the Class 1A-2 Certificates until their respective Certificate Balance has been reduced to zero; third to the Class 1A-3 Certificates until their respective Certificate Balance has been reduced to zero; fourth to the Class 1A-4 Certificates until their respective Certificate Balance has been reduced to zero; fifth to the Class 1A-5 Certificates until their respective Certificate Balance has been reduced to zero; sixth to the Class 1A-6

Certificates until their respective Certificate Balance has been reduced to zero.

The Class 2A-1 Certificates will receive payments of principal from Sub Pool 2 Mortgage Loans concurrently with the Class 1A Certificates' receipt of payments of principal from Sub Pool 1.

Excess Spread from each Sub Pool will be allocated first to the respective Sub Pool's Certificates and second to the other Sub Pool's Certificates to reach and maintain each respective Sub Pool's Required Overcollateralization Amount.

Excess Principal from one Sub Pool may be allocated to the other Sub Pool to maintain the Required Overcollateralization Amount.

OPTIONAL TERMINATION:

On any Distribution Date on which the outstanding aggregate principal balance of the Mortgage Loans in a Sub-Pool is less than 5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

MORTGAGE POOL CHARACTERISTICS
Sub Pool 1 (Fixed Rate as of June 1, 1996):

Initial Home Equity Loan Principal Balance:                 $91,623,068.53
Properties secured by 1st/2nd Liens:                        69.87%/30.13%
Weighted Average Coupon:                                    11.15%
Weighted Average CLTV:                                      75.54%
Weighted Average Rem. Term:                                 221 mos
Weighted Average Original Term:                             223 mos
Geographic Distribution:                                    24 States and D.C.
States w/ >5% Concentrations:                               NY-27.62%, CO-
                                                            11.99%, UT-9.16%,
                                                            NJ 7.57%,IL-6.16%,
                                                            FL-5.73%
Balloons (30's due in 15):                                  42.75%
Occupancy-
          Owner Occupied:                                   91.99%
          Investor Owned:                                   8.01%
Property Type-
          Condominium:                                      0.87%
          Mixed use:                                        3.16%
          Multi Family:                                     4.68%
          Single Family:                                    82.77%
          2-4 Family:                                       8.52%
Loan Purpose-
          Purchase:                                         13.20%
          Refinance:                                        9.68%
          Cashout:                                          77.12%

Sub Pool 2 (Adjustable Rate as of June 1, 1996):

Initial Home Equity Loan Principal Balance:                 $53,157,223.06
Weighted Average Coupon:                                    9.48%
Weighted Average Lifetime Cap:                              15.45%
Weighted Average Lifetime Floor:                            9.45%
Weighted Average Gross Margin:                              6.12%
Negative Amortization:                                      None
Weighted Average Rem. Term:                                 359 mos.
Weighted Average Original Term:                             360 mos
Properties secured by 1st Liens:                            100.00%
Weighted Average CLTV:                                      78.13%
Geographic Distribution:                                    22 States and D.C.
States w/ >5% Concentrations:                               NY-19.58%, IL-
                                                            14.80%,
                                                            CO-11.86%, MI-
                                                            9.82%, NJ-9.52%,
                                                            CT-5.44%

Balloons:                                                   0%
Occupancy-
          Owner Occupied:                                   95.31%
          Investor:                                         4.69%
Property Type-
          Condominium:                                      0.46%
          Single Family:                                    90.72%
          2-4 Family:                                       8.82%
Loan Purpose-
          Purchase:                                         39.13%
          Refinance:                                        6.73%
          Cashout:                                          54.14%

                      ALLIANCE 1996-2

                  CURRENT BALANCE REPORT



 FIXED RATE LOANS
 =======================================================
                            Total
                         Outstanding   Percent  Number
                          Principal       of      of
 CURBAL                    Balance     Balance   Loans
 =======================================================

 $     1 - $10,000          23,357.47     0.03        3
 $10,001 - $20,000       3,285,449.69     3.59      210
 $20,001 - $30,000       6,367,988.66     6.95      254
 $30,001 - $40,000       6,490,908.35     7.08      185
 $40,001 - $50,000       6,817,335.50     7.44      149
 $50,001 - $60,000       6,078,970.54     6.63      109
 $60,001 - $70,000       6,403,864.66     6.99       98
 $70,001 - $80,000       6,638,123.14     7.25       89
 $80,001 - $90,000       4,955,675.91     5.41       58
 $90,001 - $100,000      5,206,350.95     5.68       54
 $100,001 - $110,000     3,789,853.44     4.14       36
 $110,001 - $120,000     5,053,021.44     5.52       44
 $120,001 - $130,000     4,487,832.14     4.90       36
 $130,001 - $140,000     3,503,863.56     3.82       26
 $140,001 - $150,000     2,751,592.22     3.00       19
 $150,001 - $160,000     2,953,383.69     3.22       19
 $160,001 - $170,000     2,311,180.84     2.52       14
 $170,001 - $180,000     1,749,443.35     1.91       10
 $180,001 - $190,000       911,468.51     1.00        5
 $190,001 - $200,000     1,561,933.32     1.70        8
 $200,001 - $250,000     5,379,504.29     5.87       24
 $250,001 - $300,000     1,655,065.90     1.81        6
 $300,001 - $350,000       973,288.31     1.06        3
 $350,001 - $400,000     1,127,942.92     1.23        3
 $400,001 - $450,000       430,237.28     0.47        1
 $700,001 - $750,000       715,432.45     0.78        1

 =======================================================
              TOTALS:   91,623,068.53   100.00     1464

                      ALLIANCE 1996-2

                       STATE REPORT



 FIXED RATE LOANS
 =======================================================
                            Total
                         Outstanding   Percent  Number
                          Principal       of      of
 STATE                     Balance     Balance   Loans
 =======================================================

 ARIZONA                 2,064,989.54     2.25       42
 CALIFORNIA              2,410,072.45     2.63       33
 COLORADO               10,988,459.21    11.99      195
 CONNECTICUT             2,529,122.30     2.76       43
 DELAWARE                  331,109.08     0.36        4
 DIST OF COLOMBIA          389,404.86     0.43        5
 FLORIDA                 5,249,160.46     5.73      110
 GEORGIA                 1,173,387.95     1.28       22
 ILLINOIS                5,644,800.40     6.16       87
 INDIANA                   971,619.66     1.06       16
 KENTUCKY                  126,700.00     0.14        1
 MARYLAND                3,966,091.28     4.33       59
 MASSACHUSETTS             100,000.00     0.11        1
 MICHIGAN                1,195,085.55     1.30       15
 NEVADA                    671,413.68     0.73        8
 NEW JERSEY              6,939,970.73     7.57       82
 NEW MEXICO              1,854,990.87     2.03       25
 NEW YORK               25,310,053.46    27.62      285
 NORTH CAROLINA          1,154,483.42     1.26       21
 OHIO                    1,247,092.74     1.36       24
 OREGON                  1,682,593.36     1.84       28
 PENNSYLVANIA            5,907,599.69     6.45       99
 UTAH                    8,391,050.66     9.16      238
 VIRGINIA                  109,185.22     0.12        3
 WASHINGTON              1,214,631.96     1.33       18

 =======================================================
              TOTALS:   91,623,068.53   100.00     1464

                     ALLIANCE 1996-2

                   LOAN TO VALUE REPORT



FIXED RATE LOANS
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
LTOV2                     Balance     Balance   Loans
=======================================================

  5.01% -  10.00%          11,216.68     0.01        1
 10.01% -  15.00%          49,719.65     0.05        2
 15.01% -  20.00%         192,407.18     0.21        5
 20.01% -  25.00%         203,904.73     0.22        6
 25.01% -  30.00%         502,416.97     0.55        8
 30.01% -  35.00%         495,223.79     0.54        8
 35.01% -  40.00%         766,229.58     0.84       14
 40.01% -  45.00%       1,479,329.39     1.62       20
 45.01% -  50.00%       2,211,605.44     2.41       32
 50.01% -  55.00%       3,540,305.31     3.86       46
 55.01% -  60.00%       2,960,253.27     3.23       42
 60.01% -  65.00%       6,069,299.87     6.62       83
 65.01% -  70.00%       7,551,799.56     8.24      118
 70.01% -  75.00%       9,011,253.02     9.84      127
 75.01% -  80.00%      19,841,003.49    21.66      285
 80.01% -  85.00%      18,962,584.42    20.70      330
 85.01% -  90.00%      17,774,516.18    19.40      337

=======================================================
             TOTALS:   91,623,068.53   100.00     1464

                      ALLIANCE 1996-2

                       COUPON REPORT



FIXED RATE LOANS
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
COUPON                    Balance     Balance   Loans
=======================================================

8.00-8.24                 388,378.49     0.42        3
8.25-8.49                 138,804.75     0.15        3
8.50-8.74                 395,757.28     0.43        6
8.75-8.99               1,960,092.36     2.14       29
9.00-9.24                 931,912.31     1.02       13
9.25-9.49               4,423,703.70     4.83       48
9.50-9.74               2,841,536.93     3.10       41
9.75- 9.99              7,967,925.93     8.70      106
10.00-10.24             5,916,601.43     6.46       73
10.25-10.49             4,906,228.30     5.35       64
10.50-10.74             7,486,327.21     8.17      111
10.75-10.99             6,510,366.02     7.11       93
11.00-11.24             6,253,543.27     6.82      109
11.25-11.49             5,195,535.39     5.67       81
11.50-11.74             6,910,188.37     7.54      114
11.75-11.99             7,323,021.14     7.99      115
12.00-12.24             3,879,051.34     4.23       84
12.25-12.49             4,467,309.57     4.88      108
12.50-12.74             4,423,036.21     4.83       59
12.75-12.99             2,821,295.38     3.08       58
13.00-13.24             1,326,762.04     1.45       25
13.25-13.49             1,584,967.60     1.73       33
13.50-13.74             1,103,849.37     1.20       20
13.75-13.99               978,865.29     1.07       27
14.00-14.24               410,136.66     0.45       10
14.25-14.49                98,194.38     0.11        2
14.50-14.74               165,719.82     0.18        5
14.75-14.99               258,534.17     0.28       12
15.00-15.24               209,185.17     0.23        8
15.50-15.740              247,238.65     0.27        3
16.00-16.24                99,000.00     0.11        1

=======================================================
             TOTALS:   91,623,068.53   100.00     1464

                      ALLIANCE 1996-2

               STATED REMAINING TERM REPORT



FIXED RATE LOANS
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
STDRTM2                   Balance     Balance   Loans
=======================================================

108.01 - 120.00           619,746.67     0.67       20
132.01 - 144.00            44,900.00     0.05        2
156.01 - 168.00           879,351.92     0.96        8
168.01 - 180.00        61,854,178.86    67.51     1076
180.01 - 182.00            70,926.62     0.08        3
231.01 - 240.00         8,747,365.98     9.55      164
354.01 - 360.00        19,406,598.48    21.18      191

=======================================================
             TOTALS:   91,623,068.53   100.00     1464

                      ALLIANCE 1996-2

                    LOAN STATUS REPORT



FIXED RATE LOANS
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
LOANSTATUS                Balance     Balance   Loans
=======================================================

LOAN STATUS I          24,976,934.74    27.26      426
LOAN STATUS II          8,566,307.13     9.35      161
LOAN STATUS III         7,532,670.94     8.22       97
LOAN STATUS IIISE       4,382,128.07     4.78       59
LOAN STATUS IV          9,051,269.57     9.88      174
LOAN STATUS V           1,006,571.25     1.10       19
AA                     14,121,771.90    15.41      212
IVPI                    1,940,253.28     2.12       29
ANIV                   20,045,161.65    21.88      287

=======================================================
             TOTALS:   91,623,068.53   100.00     1464

                      ALLIANCE 1996-2

                    LOAN PURPOSE REPORT



FIXED RATE LOANS
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
LOANPURP                  Balance     Balance   Loans
=======================================================

PURCHASE               12,092,455.55    13.20      116
REFINANCE               8,870,085.15     9.68      110
CASHOUT                70,660,527.83    77.12     1238

=======================================================
             TOTALS:   91,623,068.53   100.00     1464

                      ALLIANCE 1996-2

                  CURRENT BALANCE REPORT



ADJUSTABLE RATE LOANS
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
CURBAL                    Balance     Balance   Loans
=======================================================

$10,001 - $20,000          14,400.00     0.03        1
$20,001 - $30,000         223,574.79     0.42        8
$30,001 - $40,000         524,397.79     0.99       15
$40,001 - $50,000         964,547.27     1.81       21
$50,001 - $60,000       1,760,696.31     3.31       32
$60,001 - $70,000       1,655,831.31     3.11       25
$70,001 - $80,000       2,340,743.52     4.40       31
$80,001 - $90,000       2,278,891.64     4.29       27
$90,001 - $100,000      3,759,057.64     7.07       39
$100,001 - $110,000     3,766,964.06     7.09       36
$110,001 - $120,000     3,326,307.90     6.26       29
$120,001 - $130,000     3,404,157.24     6.40       27
$130,001 - $140,000     3,001,530.29     5.65       22
$140,001 - $150,000     1,736,270.39     3.27       12
$150,001 - $160,000     2,957,227.72     5.56       19
$160,001 - $170,000     3,136,572.19     5.90       19
$170,001 - $180,000     2,108,145.96     3.97       12
$180,001 - $190,000     2,021,074.61     3.80       11
$190,001 - $200,000     1,753,687.55     3.30        9
$200,001 - $250,000     5,140,248.90     9.67       23
$250,001 - $300,000     3,248,175.71     6.11       12
$300,001 - $350,000     1,676,467.43     3.15        5
$350,001 - $400,000     1,928,564.06     3.63        5
$400,001 - $450,000       429,688.78     0.81        1

=======================================================
             TOTALS:   53,157,223.06   100.00      441

                      ALLIANCE 1996-2

                       STATE REPORT



ADJUSTABLE RATE LOANS
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
STATE                     Balance     Balance   Loans
=======================================================

ARIZONA                 1,303,281.02     2.45       12
CALIFORNIA                395,400.00     0.74        2
COLORADO                6,301,633.63    11.86       38
CONNECTICUT             2,893,556.97     5.44       18
DIST OF COLOMBIA           70,000.00     0.13        1
FLORIDA                   206,548.87     0.39        3
GEORGIA                 1,738,592.76     3.27       16
ILLINOIS                7,868,326.50    14.80       76
INDIANA                   645,231.49     1.21        6
MARYLAND                  924,244.58     1.74        7
MICHIGAN                5,220,531.17     9.82       61
NEVADA                    345,000.00     0.65        1
NEW JERSEY              5,062,438.97     9.52       41
NEW MEXICO                 95,000.00     0.18        1
NEW YORK               10,410,409.90    19.58       70
NORTH CAROLINA            702,631.45     1.32        6
OHIO                    1,969,346.76     3.71       27
OREGON                    403,333.26     0.76        3
PENNSYLVANIA            1,640,912.66     3.09       15
UTAH                    2,172,528.20     4.09       18
VIRGINIA                  160,741.00     0.30        1
WASHINGTON              2,385,247.50     4.49       15
WISCONSIN                 242,286.37     0.46        3

=======================================================
             TOTALS:   53,157,223.06   100.00      441

                      ALLIANCE 1996-2

                   LOAN TO VALUE REPORT



ADJUSTABLE RATE LOANS
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
LTOV2                     Balance     Balance   Loans
=======================================================

 15.01% -  20.00%          21,653.54     0.04        1
 20.01% -  25.00%          50,000.00     0.09        1
 25.01% -  30.00%          24,773.21     0.05        1
 30.01% -  35.00%         401,847.81     0.76        4
 35.01% -  40.00%         228,854.50     0.43        5
 40.01% -  45.00%         274,864.82     0.52        4
 45.01% -  50.00%         565,682.83     1.06        8
 50.01% -  55.00%         192,245.49     0.36        3
 55.01% -  60.00%         955,321.24     1.80       13
 60.01% -  65.00%       2,718,101.18     5.11       24
 65.01% -  70.00%       4,695,029.57     8.83       40
 70.01% -  75.00%       7,201,710.49    13.55       60
 75.01% -  80.00%      14,371,938.86    27.04      114
 80.01% -  85.00%      13,698,862.67    25.77      101
 85.01% -  90.00%       7,756,336.85    14.59       62

=======================================================
             TOTALS:   53,157,223.06   100.00      441

                      ALLIANCE 1996-2

                       COUPON REPORT



ADJUSTABLE RATE LOANS
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
COUPON                    Balance     Balance   Loans
=======================================================

6.50-6.74                  92,518.30     0.17        1
7.00-7.24                 550,364.03     1.04        5
7.25-7.49                 765,320.92     1.44        7
7.50-7.74                 634,829.87     1.19        3
7.75-7.99               1,573,335.57     2.96       13
8.00-8.24               2,325,258.13     4.37       19
8.25-8.49               3,261,947.90     6.14       23
8.50-8.74               3,998,968.83     7.52       32
8.75-8.99               4,947,596.89     9.31       33
9.00-9.24               4,527,080.13     8.52       37
9.25-9.49               4,933,266.25     9.27       49
9.50-9.74               4,846,316.55     9.12       46
9.75-9.99              3,832,130.74     7.21       30
10.00-10.24             4,070,061.71     7.66       31
10.25-10.49             1,853,701.44     3.49       17
10.50-10.74             2,223,538.45     4.18       19
10.75-10.99             3,516,900.05     6.62       31
11.00-11.24             2,497,082.08     4.69       26
11.25-11.49               880,673.43     1.66        5
11.50-11.74               584,959.74     1.10        3
11.75-11.99               908,243.08     1.71        7
12.00-12.24               333,128.97     0.63        4

=======================================================
             TOTALS:   53,157,223.06   100.00      441

                      ALLIANCE 1996-2

               STATED REMAINING TERM REPORT



ADJUSTABLE RATE LOANS
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
STDRTM4                   Balance     Balance   Loans
=======================================================

 357 AND BELOW          5,029,437.91     9.46       38
 358                   13,210,991.27    24.85      111
 359                   25,027,253.88    47.08      211
 360                    9,889,540.00    18.67       81

=======================================================
             TOTALS:   53,157,223.06   100.00      441

                      ALLIANCE 1996-2

                 NEXT RATE ADJUSTMENT DATE



1 YEAR CMT
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
NRADATE                   Balance     Balance   Loans
=======================================================

96/08                     201,866.73     0.71        2
96/09                     648,719.74     2.28        5
96/10                   8,169,130.85    28.65       68
96/11                  13,482,627.60    47.29      121
96/12                   5,303,290.00    18.60       45
97/01                      50,636.90     0.18        1
97/03                      59,806.05     0.21        1
97/04                      80,520.77     0.28        1
97/05                     244,995.16     0.86        2
97/06                     268,959.74     0.94        1

=======================================================
             TOTALS:   28,510,553.54   100.00      247

                      ALLIANCE 1996-2

                 NEXT RATE ADJUSTMENT DATE



6 MONTH LIBOR
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
NRADATE                   Balance     Balance   Loans
=======================================================

96/07                     282,896.24     1.15        2
96/08                   1,293,425.17     5.25        9
96/09                   1,603,680.57     6.51       12
96/10                   5,041,860.42    20.45       43
96/11                  11,404,722.63    46.27       89
96/12                   5,020,084.49    20.37       39

=======================================================
             TOTALS:   24,646,669.52   100.00      194

                      ALLIANCE 1996-2

                       MARGIN REPORT



1 YEAR CMT
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
MARGIN                    Balance     Balance   Loans
=======================================================

 3.75  - 3.99             912,414.03     3.20        8
 4.25  - 4.49              30,079.28     0.11        1
 4.50  - 4.74           1,907,512.42     6.69       15
 4.75  - 4.99             146,898.84     0.51        1
 5.00  - 5.24           1,406,681.48     4.93       13
 5.25  - 5.49           2,966,790.79    10.41       16
 5.50  - 5.74           1,130,887.15     3.97        9
 5.75  - 5.99           2,823,818.80     9.90       24
 6.00  - 6.24           4,373,987.97    15.34       49
 6.25  - 6.49           1,881,571.63     6.60       17
 6.50  - 6.74           3,084,589.34    10.82       19
 6.75  - 6.99           1,981,636.01     6.95       21
 7.00  - 7.24             815,550.61     2.86        9
 7.25  - 7.49           1,896,047.12     6.65       16
 7.50  - 7.74           1,737,719.76     6.09       18
 7.75  - 7.99             467,285.33     1.64        4
 8.00  - 8.24             395,257.42     1.39        3
 8.25  - 8.49             455,825.56     1.60        3
 8.50  - 8.74              96,000.00     0.34        1

=======================================================
             TOTALS:   28,510,553.54   100.00      247

                      ALLIANCE 1996-2

                       MARGIN REPORT



6 MONTH LIBOR
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
MARGIN                    Balance     Balance   Loans
=======================================================

 3.75  - 3.99             444,068.30     1.80        4
 4.50  - 4.74           1,340,220.90     5.44       11
 4.75  - 4.99           1,209,557.75     4.91        6
 5.00  - 5.24           2,190,951.14     8.89       19
 5.25  - 5.49           2,322,395.08     9.42       16
 5.50  - 5.74             915,928.48     3.72        7
 5.75  - 5.99           2,040,438.97     8.28       19
 6.00  - 6.24           1,456,886.01     5.91       16
 6.25  - 6.49           2,192,388.07     8.90       15
 6.50  - 6.74           1,004,279.07     4.07        7
 6.75  - 6.99           2,485,252.46    10.08       22
 7.00  - 7.24           1,814,272.77     7.36       12
 7.25  - 7.49           1,560,089.68     6.33       13
 7.50  - 7.74             621,791.50     2.52        5
 7.75  - 7.99           1,654,518.18     6.71       12
 8.00  - 8.24             296,319.66     1.20        2
 8.25  - 8.49             297,311.50     1.21        3
 8.50  - 8.74             800,000.00     3.25        5

=======================================================
             TOTALS:   24,646,669.52   100.00      194

                      ALLIANCE 1996-2

                      LIFECAP REPORT



1 YEAR CMT
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
LIFECAP                   Balance     Balance   Loans
=======================================================

13.00  -13.24             266,814.03     0.94        3
13.25  -13.49             697,320.92     2.45        6
13.50  -13.74             109,000.00     0.38        1
13.75  -13.99           1,117,934.78     3.92        9
14.00  -14.24             966,551.46     3.39        8
14.25  -14.49           1,000,524.69     3.51        9
14.50  -14.74           1,479,151.64     5.19       12
14.75  -14.99           3,404,859.16    11.94       21
15.00  -15.24           2,425,946.96     8.51       18
15.25  -15.49           3,080,254.28    10.80       33
15.50  -15.74           3,499,041.11    12.27       33
15.75  -15.99           2,051,533.35     7.20       16
16.00  -16.24           2,491,682.47     8.74       20
16.25  -16.49             534,110.96     1.87        5
16.50  -16.74           1,100,576.51     3.86       10
16.75  -16.99           2,044,908.66     7.17       21
17.00  -17.24           1,856,517.00     6.51       20
17.25  -17.49             167,889.10     0.59        1
17.75  -17.99             215,936.46     0.76        1

=======================================================
             TOTALS:   28,510,553.54   100.00      247

                      ALLIANCE 1996-2

                      LIFECAP REPORT



6 MONTH LIBOR
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
LIFECAP                   Balance     Balance   Loans
=======================================================

12.50  -12.74              92,518.30     0.38        1
13.00  -13.24             283,550.00     1.15        2
13.25  -13.49              68,000.00     0.28        1
13.50  -13.74             525,829.87     2.13        2
13.75  -13.99             506,037.69     2.05        5
14.00  -14.24           1,493,169.38     6.06       12
14.25  -14.49           2,261,423.21     9.18       14
14.50  -14.74           2,519,817.19    10.22       20
14.75  -14.99           1,718,809.97     6.97       13
15.00  -15.24           1,966,670.46     7.98       18
15.25  -15.49           1,933,532.74     7.84       17
15.50  -15.74           1,616,235.18     6.56       14
15.75  -15.99           1,729,960.49     7.02       13
16.00  -16.24           1,707,108.21     6.93       13
16.25  -16.49           1,479,058.61     6.00       13
16.50  -16.74           1,122,961.94     4.56        9
16.75  -16.99           1,295,919.15     5.26        9
17.00  -17.24             560,044.31     2.27        5
17.25  -17.49             553,316.20     2.24        3
17.50  -17.74             316,000.00     1.28        2
17.75  -17.99             692,306.62     2.81        6
18.00 AND OVER            204,400.00     0.83        2

=======================================================
             TOTALS:   24,646,669.52   100.00      194

                      ALLIANCE 1996-2

                       FLOOR REPORT



6 MONTH LIBOR
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
FLOOR                     Balance     Balance   Loans
=======================================================

6.50-6.74                  92,518.30     0.38        1
7.00-7.24                 283,550.00     1.15        2
7.25-7.49                  68,000.00     0.28        1
7.50-7.74                 525,829.87     2.13        2
7.75-7.99                 506,037.69     2.05        5
8.00-8.24               1,493,169.38     6.06       12
8.25-8.49               2,261,423.21     9.18       14
8.50-8.74               2,519,817.19    10.22       20
8.75-8.99               1,718,809.97     6.97       13
9.00-9.24               1,966,670.46     7.98       18
9.25-9.49               1,933,532.74     7.84       17
9.50-9.74               1,616,235.18     6.56       14
9.75-9.99              1,729,960.49     7.02       13
10.00-10.24             1,707,108.21     6.93       13
10.25-10.49             1,479,058.61     6.00       13
10.50-10.74             1,122,961.94     4.56        9
10.75-10.99             1,295,919.15     5.26        9
11.00-11.24               560,044.31     2.27        5
11.25-11.49               553,316.20     2.24        3
11.50-11.74               316,000.00     1.28        2
11.75-11.99               692,306.62     2.81        6
12.00-12.24               204,400.00     0.83        2

=======================================================
             TOTALS:   24,646,669.52   100.00      194

                      ALLIANCE 1996-2

                       FLOOR REPORT



1 YEAR CMT
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
FLOOR                     Balance     Balance   Loans
=======================================================

7.00-7.24                 266,814.03     0.94        3
7.25-7.49                 697,320.92     2.45        6
7.50-7.74                 109,000.00     0.38        1
7.75-7.99               1,117,934.78     3.92        9
8.00-8.24                 966,551.46     3.39        8
8.25-8.49               1,000,524.69     3.51        9
8.50-8.74               1,479,151.64     5.19       12
8.75-8.99               3,404,859.16    11.94       21
9.00-9.24               2,425,946.96     8.51       18
9.25-9.49               3,080,254.28    10.80       33
9.50-9.74               3,499,041.11    12.27       33
9.75-9.99              2,051,533.35     7.20       16
10.00-10.24             2,491,682.47     8.74       20
10.25-10.49               534,110.96     1.87        5
10.50-10.74             1,100,576.51     3.86       10
10.75-10.99             2,044,908.66     7.17       21
11.00-11.24             1,856,517.00     6.51       20
11.25-11.49               167,889.10     0.59        1
11.75-11.99               215,936.46     0.76        1

=======================================================
             TOTALS:   28,510,553.54   100.00      247

                      ALLIANCE 1996-2

                    LOAN STATUS REPORT



ADJUSTABLE RATE LOANS
=======================================================
                           Total
                        Outstanding   Percent  Number
                         Principal       of      of
LOAN STATUS               Balance     Balance   Loans
=======================================================

LOAN STATUS I           8,082,506.43    15.21       72
LOAN STATUS II          5,698,172.82    10.72       47
LOAN STATUS III         3,599,276.46     6.77       33
LOAN STATUS IV         11,273,360.12    21.21      116
LOAN STATUS V           1,908,298.13     3.59       19
SE                      2,506,259.45     4.71       19
AA                      5,657,480.07    10.64       42
ANIV                   14,431,869.58    27.15       93

=======================================================
             TOTALS:   53,157,223.06   100.00      441

FIXED RATE CERTIFICATE PREPAYMENT ASSUMPTION:

With respect to the Fixed Rate Certificates, a 100% Prepayment Assumption assumes constant prepayment rates (CPR) of 2% per annum of the then outstanding principal balance of the Mortgage Loans in Sub-Pool 1 in the first month of the life of the mortgage loans and an additional 1% per annum each month thereafter until the twenty-first month. Beginning in the twenty-first month and in each month thereafter during the life of the mortgage loans 100% Prepayment Assumption assumes a constant prepayment rate of 22% per annum each month.

CLASS 1A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

(NO CLEAN-UP CALL)
SCENARIO                            1         2         3        4           5
                                    -         -         -        -           -
% Prepay Assumpt.                   0%       50%      100%     150%        200%
Class A-1 WAL (yrs.)             9.80      2.42      1.56     1.24        1.06
Class A-1 Exp. Beg. Am.             1         1         1        1           1
Class A-1 Exp. End. Am.           178        58        34       25          21

 (NO CLEAN-UP CALL)
SCENARIO                            1         2         3        4           5
                                    -         -         -        -           -
% Prepay Assumpt.                   0%       50%      100%     150%        200%
Class A-2 WAL (yrs.)            14.85      5.27      3.05     2.26        1.86
Class A-2 Exp. Beg. Am.           178        58        34       25          21
Class A-2 Exp. End. Am.           178        69        39       29          23

(NO CLEAN-UP CALL)
SCENARIO                            1         2         3        4           5
                                    -         -         -        -           -
% Prepay Assumpt.                   0%       50%      100%     150%        200%
Class A-3 WAL (yrs.)            15.02      7.17      4.03     2.88        2.28
Class A-3 Exp. Beg. Am.           178        69        39       29          23
Class A-3 Exp. End. Am.           182       106        59       41          32

(NO CLEAN-UP CALL)
SCENARIO                            1         2         3        4           5
                                    -         -         -        -           -
% Prepay Assumpt.                   0%       50%      100%     150%        200%
Class A-4 WAL (yrs.)            15.46      9.57      5.31     3.70        2.87
Class A-4 Exp. Beg. Am.           182       106        59       41          32
Class A-4 Exp. End. Am.           194       124        69       48          37

(NO CLEAN-UP CALL)
SCENARIO                            1         2         3        4           5
                                    -         -         -        -           -
% Prepay Assumpt.                   0%       50%      100%     150%        200%
Class A-5 WAL (yrs.)            18.26     13.04      7.53     5.13        3.87
Class A-5 Exp. Beg. Am.           194       124        69       48          37
Class A-5 Exp. End. Am.           240       181       121       82          61

(NO CLEAN-UP CALL)

SCENARIO                            1         2         3        4           5
                                    -         -         -        -           -
% Prepay Assumpt.                   0%       50%      100%     150%        200%
Class A-6 WAL (yrs.)            20.69     16.94     12.78     8.89        6.53
Class A-6 Exp. Beg. Am.           240       181       121       82          61
Class A-6 Exp. End. Am.           256       249       206      166         121

(5% CLEAN-UP CALL)
SCENARIO                            1         2         3        4           5
                                    -         -         -        -           -
% Prepay Assumpt.                   0%       50%      100%     150%        200%
Class A-6 WAL (yrs.)            20.49     15.60     11.54     7.81        5.74
Class A-6 Exp. Beg. Am.           240       181       121       82          61
Class A-6 Exp. End. Am.           247       190       143       97          71

CLASS 2A CERTIFICATE PREPAYMENT ASSUMPTION:
Prepayment Scenarios:
Scenario 1:    0% Constant prepayment rate.
Scenario 2:   15% Constant prepayment rate.
Scenario 3:   20% Constant prepayment rate.
Scenario 4:   25% Constant prepayment rate.
Scenario 5:   30% Constant prepayment rate.

CLASS 2A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

(NO CLEAN-UP CALL)
SCENARIO (1)                      1         2         3         4          5
                                  -         -         -         -          -
CPR                               0%       15%       20%       25%        30%
Class 2A-1 WAL (yrs.)         21.89      5.61      4.23      3.34       2.73
Class 2A-1 Exp. Beg. Am.          1         1         1         1          1
Class 2A-1 Exp. End. Am.        362       362       362       362        362
                               8/26      8/26      8/26      8/26       8/26

(5% CLEAN-UP CALL)
SCENARIO                          1         2         3         4          5
                                  -         -         -         -          -
CPR                               0%       15%       20%       25%        30%
Class 2A-1 WAL (yrs.)         21.88      5.42      4.05      3.19       2.60
Class 2A-1 Exp. Beg. Am.          1         1         1         1          1
Class 2A-1 Exp. End. Am.        355       206       156       123        100
                               1/26      8/13      6/09      9/06      10/04

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Recipients of this communication are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for a definitive explanation of the matters discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

     Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

           Fixed Rate Mortgage Loan Group Collateral characteristics:

                           Outstanding Principal     Gross          Remaining     Original       Remaining           Original
                           Balance                   WAC            Amort. Term   Amort. Term    Term to Balloon     Term to Balloon
                           -------                   ---            -----------   -----------    ---------------     ---------------
Fully Amortizing           52,457,579.62             11.230         254           256            n/a                 n/a
Balloon Loans              39,165,488.91             11.044         358           360            178                 180

         Subsequent Fixed Rate Loan transfers as of 7/01/96:

Fully Amortizing           15,318,335.03             11.263         256           256            n/a                 n/a
Balloon Loans              11,436,861.66             11.263         360           360            180                 180

         Subsequent Fixed Rate Loan transfers as of 8/01/96:

Fully Amortizing           15,318,335.03             11.263         256           256            n/a                 n/a
Balloon Loans              11,436,861.66             11.263         360           360            180                 180


         6 Month LIBOR Adjustable Rate Mortgage Fully Amortizing Loan Group Collateral characteristics:

Months to Next Rate        Outstanding Principal     Gross    Rem.     Orig.    Gross   Life       Life     Periodic
Adjustment                 Balance                   WAC      Term     Term     Margin  Cap        Floor    Cap
                           -------                   ---      ----     ----     ------  ---        -----    ---
1                             282,896.24            9.264     355      360      6.195   15.264     9.264     1
2                           1,293,425.17            9.344     356      360      6.056   15.344     9.344     1
3                           1,603,680.57            9.194     357      360      6.114   15.194     9.194     1
4                           5,041,860.42            9.656     358      360      6.524   15.656     9.656     1
5                          11,404,722.63            9.398     359      360      6.106   15.398     9.398     1
6                           5,020,084.49            9.524     360      360      6.043   15.465     9.470     1

         Subsequent 6 Month LIBOR Adjustable Rate Loan Transfers as of 7/01/96:

6                           7,335,299.33            9.803     360      360      6.300   15.803     9.803     1

         Subsequent 6 Month LIBOR Adjustable Rate Loan Transfers as of 8/01/96:

6                           7,335,299.33            9.803     360      360      6.300   15.803     9.803     1

         1 Year CMT Adjustable Rate Mortgage Fully Amortizing Loan Group Collateral characteristics:

Months to Next Rate        Outstanding Principal     Gross    Rem.     Orig.    Gross    Life     Life     Periodic
Adjustment                 Balance                   WAC      Term     Term     Margin   Cap      Floor    Cap
                           -------                   ---      ----     ----     ------   ---      -----    ---
 2                            201,866.73            9.089     356      360      6.632   15.089     9.089    2
 3                            648,719.74            9.503     357      360      6.567   15.503     9.503    2
 4                          8,169,130.85            9.480     358      360      6.256   15.480     9.480    2
 5                         13,482,627.60            9.440     359      360      5.954   15.440     9.440    2
 6                          5,303,290.00            9.479     360      360      5.936   15.479     9.479    2
 7                             50,636.90            9.750     349      360      4.500   13.750     7.750    2
 9                             59,806.05           12.125     351      360      7.000   16.125    10.125    2
10                             80,520.77           11.125     352      360      6.250   15.375     9.375    2
11                            244,995.16           11.227     353      360      6.820   15.227     9.227    2
12                            268,959.74           11.625     354      360      7.500   15.625     9.625    2


Subsequent 1 Year CMT Adjustable Rate Loan transfers as of 7/01/96: (Prefunded pools characteristics will change later)

6                           8,485,261.84            9.498     360      360      6.032   15.498     9.498    2

Subsequent 1 Year CMT Adjustable Rate Loan transfers as of 5/01/96: (Prefunded pools characteristics will change later):

6                           8,485,261.84            9.498     360      360      6.032   15.498     9.498    2